BLACKROCK FUNDAMENTAL GROWTH FUND, INC.
BLACKROCK FUNDAMENTAL GROWTH PORTFOLIO,
a series of BlackRock Series Fund, Inc.
BLACKROCK FUNDAMENTAL GROWTH V.I. FUND,
a series of BlackRock Variable Series Funds, Inc.
BLACKROCK FOCUS GROWTH FUND, INC.
BLACKROCK FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND,
a series of BlackRock Principal Protected Trust

Supplement Dated December 12, 2008
to the Prospectuses of the Funds Listed Above
(each a “Fund”)

Effective December 12, 2008, each Fund will change the benchmark against which it measures its performance from the Standard & Poor’s (S&P) 500 Citigroup Growth Index to the Russell 1000® Growth Index. The Russell 1000® Growth Index more accurately reflects the universe of securities in which each Fund will invest.

The Russell 1000® Growth Index is composed of those Russell 1000® securities with greater-than-average growth orientation, generally having higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Code #16463-1208-SUP